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                               THIRD AMENDMENT TO
                                      THE
                                GIBBONS COMPANY
                       PROFIT SHARING AND RETIREMENT PLAN


         This Amendment to the Gibbons Company Profit Sharing and Retirement Plan (the "Plan") is made and entered into this day of 23rd day of June , 1995, by Gibbons & Reed Company, hereinafter referred to as the "Employer."

                              W I T N E S S E T H:

         WHEREAS, the Employer has reserved the right to amend the Plan in whole or in part, and

         WHEREAS, the Employer has previously acted as the Plan Sponsor of the Gibbons Company Profit Sharing and Retirement Plan (the "Plan"), in which the Gibbons Company has previously participated as a Participating Employer; and

         WHEREAS, the Gibbons Company, the Employer and its affiliated entities have been recently acquired by Granite Construction Incorporated; and

         WHEREAS, as a consequence of the acquisition, the Employer, as the current Plan Sponsor, and the Gibbons Company deem it to be in the best interests of the participants in the Plan and effective in promoting better Plan administration to change the Plan Sponsor of the Plan to the Gibbons Company; and

         WHEREAS, the Employer, pursuant to Section 16.01 of the Plan, has reserved the right to amend the Plan in whole or in part, including the right to cease acting as Plan Sponsor, and to name the Gibbons Company as the new Plan Sponsor;

         NOW THEREFORE, in consideration of the foregoing premises and mutual covenants herein contained, the Employer amends the Plan as follows:

         1. Section 1.01 is amended by adding an additional paragraph to read as follows:

         Effective July 1, 1995, and for all Plan Years thereafter, the Gibbons Company shall replace Gibbons & Reed Company as the "Plan Sponsor" and "Plan Administrator" of the Plan.

         2.      Section 2.46 is amended to read as follows:

         2.46 "PLAN SPONSOR" shall mean Gibbons & Reed Company. Effective July 1, 1995, "Plan Sponsor" shall mean the Gibbons Company.

         3. This Amendment shall be effective commencing July 1, 1995, and for all Plan





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Years thereafter.

         4.      In all other respects the Plan is ratified and approved.

         IN WITNESS WHEREOF, the Employer has caused this Amendment to the Plan to be duly executed as of the date and year first above written.


                                    "EMPLOYER"

                                    GIBBONS & REED COMPANY



                                    By:
                                          --------------------------------
                                    Its:  David H. Watts, President and CEO
                                          ---------------------------------


ATTEST:




------------------------------------
William E. Barton
Secretary


         Acknowledged and accepted by the Gibbons Company this 23rd day of June , 1995.


                                  GIBBONS COMPANY


                                  By:
                                       ------------------------------------
                                  Its:  David H. Watts, President and CEO
                                       ------------------------------------


Attest:




------------------------------------
William E. Barton
Secretary





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